                                  SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant
[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                               14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                  DYNAMEX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

                                    Common Stock
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

                                   10,069,490
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  DYNAMEX INC.
                              1431 GREENWAY DRIVE
                                   SUITE 345
                              IRVING, TEXAS 75038
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 17, 1999
                             ---------------------

To the Stockholders of DYNAMEX INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dynamex Inc., a Delaware corporation, will be held at the Four Seasons Resort and Club, Conference Room 4, Lobby Level, 4150 N. MacArthur Boulevard, Irving, Texas 75038, on Wednesday, February 17, 1999, at 9:00 A.M. Dallas time for the following purposes:

     1. To elect six (6) directors of the Company.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Only stockholders of record at the close of business on January 4, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, you are requested to sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

                                            By Order of the Board of Directors

                                                   /s/ ROBERT P. CAPPS
                                            ------------------------------------

                                                      Robert P. Capps,
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary

January 15, 1999
Irving, Texas

                                  DYNAMEX INC.
                              1431 GREENWAY DRIVE
                                   SUITE 345
                              IRVING, TEXAS 75038
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 17, 1999
                             ---------------------

     This Proxy Statement is furnished to stockholders of Dynamex Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, February 17, 1999, and at any adjournments or postponements thereof. Proxies in the form enclosed will be voted at the Annual Meeting if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by appearing at the Annual Meeting and revoking his or her Proxy and voting in person.

     This Proxy Statement with the accompanying Proxy are first being mailed to stockholders on or about January 15, 1999. The Company's Annual Report, covering the Company's 1998 fiscal year, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                       ACTIONS TO BE TAKEN AT THE MEETING

     At the Annual Meeting, holders of the Company's Common Stock (the "Common Stock") will consider and vote (i) to elect as directors of the Company Messrs. Richard K. McClelland, James M. Hoak, Jr., Stephen P. Smiley, Wayne Kern, Brian
J. Hughes, and Kenneth H. Bishop, and (ii) to transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on January 4, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, 10,069,490 shares of Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting.

     The presence, either in person or by properly executed proxy, of the holders of record of a majority of the voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The election as a director of each nominee set forth above requires the affirmative vote of the holders of record of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote on the election of directors at the meeting.

     Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes will be counted toward determining whether a quorum is present at the Annual Meeting. Votes submitted as abstentions on matters to be voted on at the Annual Meeting will be counted as votes against such matters. Broker non-votes will not count for or against the matters to be voted on at the Annual Meeting.

     The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as director of the Company the six nominees listed above, and (ii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

                                   DIRECTORS

     A brief description of each director of the Company is provided below. Directors hold office until the next annual meeting of the stockholders or until their successors are elected and qualified.

     Richard K. McClelland, 47, became the President, Chief Executive Officer and a director of the Company in May 1995 upon the closing of the Company's acquisition of Dynamex Express (the ground courier division of Air Canada), where he also served as President since 1988. He was elected as Chairman of the Board of the Company in February 1996. Prior to joining Dynamex Express in 1986, Mr. McClelland held a number of advisory and management positions with the Irving Group, Purolator Courier Ltd. and Sunbury Transport Ltd., where he was engaged in the domestic and international same-day air, overnight air, and trucking businesses.

     James M. Hoak, Jr., 54, has served as a director of the Company since February 1996. Mr. Hoak has served as Chairman and a principal of Hoak Capital Corporation (a private equity investment firm) since September 1991. He has also served as Chairman of HBW Holdings, Inc. (an investment bank) since July 1996. HBW Holdings, Inc. is the parent corporation of Hoak Breedlove Wesneski & Co., one of the underwriters in the initial public offering and follow-on offering of the Company's common stock. Mr. Hoak served as Chairman of Heritage Media Corporation (a broadcasting and marketing services firm) from its inception in August 1987 to its sale in August 1997. From February 1991 to January 1995, he served as Chairman and Chief Executive Officer of Crown Media, Inc. (a cable television company). From 1971 to 1987, he served as President and Chief Executive Officer of Heritage Communications, Inc. (a diversified communications company) and as its Chairman and Chief Executive Officer from August 1987 to December 1990. Mr. Hoak is a director of MidAmerican Energy Company, PanAmSat Corporation, Pier 1 Imports, Inc. and Texas Industries, Inc. See "Certain Transactions".

     Stephen P. Smiley, 49, has served as a director of the Company since 1993 and was a Vice President of the Company from December 1995 through February 1996. Mr. Smiley was President of Hoak Capital Corporation from 1991 through February 1996. Mr. Smiley joined Hunt Financial Corporation (a private investment company) as Executive Vice President in February 1996, and was appointed President in January 1997. Mr. Smiley is also a director of Ergo Science Corporation (a biopharmaceutical company).

     Wayne Kern, 66, has served as a director of the Company since February 1996. Mr. Kern has served as Senior Vice President and Secretary of Heritage Media Corporation since 1987 through August 1997. From 1991 to 1995, Mr. Kern also served as Executive Vice President of Crown Media, Inc. From 1979 to 1991, Mr. Kern served as the Executive or Senior Vice President, General Counsel and Secretary of Heritage Communications, Inc. See "Certain Transactions".

     Brian J. Hughes, 37, has served as a director of the Company since May 1995. Mr. Hughes has served as the Vice President -- Investments of Guidant Mutual Insurance Company since September 1992. From 1986 to 1992, Mr. Hughes served as Assistant Vice President -- Investments at Boatmen's National Bank.

     Kenneth H. Bishop, 61, has served as a director of the Company since August 1996. From 1974 to August 1996, Mr. Bishop was President and General Manager of Zipper Transportation Services, Ltd. and a related company (together "Zipper") which operated a same-day delivery business in Winnipeg, Manitoba. The Company acquired Zipper in August 1996. See "Certain Transactions".

             OPERATIONS AND COMPENSATION OF THE BOARD OF DIRECTORS

     There were 5 meetings of the Board of Directors during fiscal year 1998. No director attended fewer than 75% of the meetings of the Board (and any committees thereof) that he was required to attend.

     Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company will receive an annual fee of $6,000 as compensation for his or her services as a member of the Board of Directors. Non-employee directors will receive an additional fee of $500 for each meeting of the Board of Directors attended in person by such director and $250 for each telephonic meeting in which such director participates. Non-employee directors who serve on a committee of the Board of Directors will receive $500 for each committee meeting attended in person and $250 for each telephonic committee meeting in which such director participates. All directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacities as directors of the Company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established three committees: a Compensation Committee, an Audit Committee and an Executive Committee. Each of these committees has two or more members who serve at the discretion of the Board of Directors.

     The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the Company's stock option plan. During fiscal year 1998, the Compensation Committee consisted of three members, Messrs. Bishop, Hughes and Smiley (none of whom is an officer or employee of the Company). The Compensation Committee met one time during fiscal year 1998. See "Report of the Compensation Committee" included elsewhere in this proxy.

     The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants, and for making recommendations with respect to those matters to the Board of Directors. During fiscal year 1998, the Audit Committee consisted of two members, Messrs. Bishop and Hughes. The Audit Committee met two times during fiscal year 1998.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except as otherwise reserved in the Company Bylaws or designated by resolution of the Board of Directors for action by the full board or another committee thereof. The Executive Committee consists of three members, Messrs. McClelland, Hoak and Smiley. The Executive Committee did not meet during fiscal year 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity, which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. See "Certain Transactions", for certain fiscal 1998 transactions involving members of the Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and the other top four most highly compensated executive officers of the Company (collectively the "Named Executives") whose total salary and bonus for the fiscal year ended July 31, 1998 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                           ANNUAL COMPENSATION         SECURITIES
                                                      -----------------------------    UNDERLYING
            NAME AND PRINCIPAL POSITION               YEAR   SALARY ($)   BONUS ($)    OPTIONS(#)
            ---------------------------               ----   ----------   ---------   ------------
Richard K. McClelland...............................  1998    220,000       19,890       65,000
  President and Chief Executive Officer               1997    200,000      120,000       99,000
                                                      1996    194,467       50,790           --
Robert P. Capps(1)..................................  1998    161,349           --       35,000
  Executive Vice President and                        1997    141,950       54,250       46,000
  Chief Financial Officer
Robert Dobrient(2)..................................  1998    111,346           --           --
  Vice President
Ralph Embree(3).....................................  1998    121,875       12,000        6,000
  Vice President
James C. Isaacson(4)................................  1998    129,350           --           --
  Vice President

---------------

(1) Mr. Capps was initially employed as an executive officer of the Company in February 1996.

(2) Robert Dobrient was initially elected as an executive officer of the Company in September 1997.

(3) Ralph Embree was initially elected as an executive officer of the Company in September 1997.

(4) James C. Isaacson was initially elected as an executive officer of the Company in September 1997.

                      EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company has entered into an employment agreement with Mr. McClelland which provides for the payment of a base salary in the annual amount of $220,000, participation in an executive bonus plan, an auto allowance of Canadian $900 per month and participation in other employee benefit plans. The agreement also provides that upon Mr. McClelland's exercise of certain stock options to purchase 48,000 shares of common stock, the Company shall pay Mr. McClelland a bonus equal to the exercise price multiplied by the number of shares to be purchased by virtue of such exercise. Unless terminated earlier, the employment agreement shall continue until May 31, 2000, upon which date such agreement will be automatically extended for successive one-year renewal terms unless notice is given upon the terms provided in such agreement. Additionally, upon a sale or transfer of substantially all of the assets of the Company or certain other events that constitute a change of control of the Company, including the acquisition by a stockholder, other than certain named stockholders, of securities representing 15% of the votes that may be cast for director elections, the Company shall continue to pay Mr. McClelland the compensation set forth in such agreement for the greater of two years from the date of such change of control or the remainder of the agreement term. During the term of the employment agreement and pursuant to such agreement, Mr. McClelland shall be a member of the Board of Directors of the Company.

                             1996 STOCK OPTION PLAN

     The following table sets forth information regarding the grant of stock options under the Company's Amended and Restated 1996 Stock Option Plan ("Option Plan") during fiscal 1998 to the Named Executives:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                             -----------------------
                                             % OF
                             NUMBER OF      TOTAL                                        POTENTIAL
                             SECURITIES    OPTIONS/                              REALIZED VALUE AT ASSUMED
                             UNDERLYING      SARS                                  ANNUAL RATES OF STOCK
                              OPTIONS/    GRANTED TO   EXERCISE                    PRICE APPRECIATION FOR
                                SARS      EMPLOYEES     OR BASE                         OPTION TERM
                              GRANTED     IN FISCAL      PRICE     EXPIRATION    --------------------------
           NAME                 (#)          YEAR      ($/SHARE)      DATE          5%($)         10%($)
           ----              ----------   ----------   ---------   ----------    -----------    -----------
Richard K. McClelland......    15,000         7.5%      $10.375    24-Oct-07      $ 98,000       $248,000
                               50,000        24.9%      $11.875     3-Jun-08       373,000        946,000
Robert P. Capps............    10,000         5.0%      $10.375    24-Oct-07        65,000        165,000
                               25,000        12.5%      $11.875     3-Jun-08       187,000        473,000
Robert Dobrient............        --          --            --                         --             --
Ralph Embree...............     6,000         3.0%      $10.375    24-Oct-07        39,000         99,000
James C. Isaacson..........        --          --            --                         --             --

     The following table sets forth information with respect to shares exercised during the fiscal year 1998 by the Named Executives and information with respect to options to purchase shares of the Company's common stock granted under the Option Plan to the Named Executives and held by them at July 31, 1998:

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF
                                                                SECURITIES         VALUE OF
                                                                UNDERLYING        UNEXERCISED
                                                               UNEXERCISED       IN-THE-MONEY
                                         SHARES                 OPTIONS AT        OPTIONS AT
                                        ACQUIRED                  FY-END            FY-END
                                           ON       VALUE      EXERCISABLE/      EXERCISABLE/
NAME                                    EXERCISE   REALIZED   UNEXERCISABLE      UNEXERCISABLE
----                                    --------   --------   --------------   -----------------
Richard K. McClelland.................   48,000    $377,040   52,800/166,200   $308,550/$453,575
Robert P. Capps.......................       --          --     9,200/71,800      32,200/140,050
Robert Dobrient.......................       --          --       --/--              --/--
Ralph Embree..........................       --          --     5,700/28,800       19,950/86,550
James C. Isaacson.....................       --          --       --/--              --/--

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established for these reports, and the Company is required to disclose in this report any failure to file by these dates. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all of its directors, officers and applicable stockholders timely filed these reports.

                            STOCK PRICE PERFORMANCE

     Set forth below is a line graph indicating the stock price performance of the Company's common stock for the period beginning August 13, 1996 (the date of the Company's initial public offering) and ending July 31, 1998 as contrasted with the NASDAQ Composite Index and the Russell 2000 Stock Index**. The graph assumes that $100 was invested at the beginning of the period and has been adjusted for any stock dividends distributed after August 13, 1996. No cash or stock dividends have been paid during this period.

                      COMPARATIVE CUMULATIVE TOTAL RETURN
                              AMONG DYNAMEX INC.,
                             NASDAQ COMPOSITE INDEX
                             AND RUSSELL 2000 INDEX

                                                                                           NASDAQ
               MEASUREMENT PERIOD                                     RUSSELL 2000       COMPOSITE
             (FISCAL YEAR COVERED)                  DYNAMEX INC.         INDEX             INDEX
              8/13/96                                       100.00            100.00            100.00
              7/31/97                                        85.29            133.37            139.75
              7/31/98                                       135.29            136.45            164.67

                    ASSUMES $100 INVESTED ON AUGUST 13, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 31, 1998
---------------

** The Russell 2000 Stock Index represents companies with a market capitalization similar to that of the Company. The Company does not believe it can reasonable identify a peer group because it believes that there is only one public company engaged in lines of business directly comparative to those of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 20, 1998 for (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each director (all of whom are nominees except for E.T. Whalen),
(iii) each Named Executive and (iv) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to its or his shares.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
NAME OF BENEFICIAL OWNER                                      NUMBER(1)    PERCENT
------------------------                                      ----------   -------
Richard K. McClelland.......................................     55,800      *
James M. Hoak, Jr.(2).......................................  1,333,442    13.24%
Stephen P. Smiley...........................................      7,160      *
Wayne Kern..................................................     11,460      *
Brian J. Hughes(3)..........................................         --      *
Kenneth H. Bishop...........................................      4,422      *
E.T. Whalen.................................................      4,000      *
Robert P. Capps.............................................     11,200      *
Robert Dobrient.............................................         --      *
Ralph Embree................................................      6,900      *
James C. Isaacson...........................................         --      *
All directors and executive officers as a group.............  1,447,484    14.37%
Other 5% stockholders:
William Blair & Company, L.L.C.(4)..........................    614,954     6.11%
  222 W. Adams Street
  Chicago, IL 60606

---------------

 * Indicates less than 1%.

(1) Includes shares issuable upon the exercise of stock options outstanding and fully vested as of November 20, 1998.

(2) Mr. Hoak's address is One Galleria Tower, Suite 1050, 13355 Noel Road, Dallas, Texas 75240. Excludes an aggregate of 26,572 shares owned by Mr. Hoak's wife and children, as to which shares Mr. Hoak disclaims beneficial ownership.

(3) Excludes 254,000 shares beneficially owned by Guidant Mutual Insurance Company, which employs Mr. Hughes as Vice President -- Investments. Mr. Hughes disclaims beneficial ownership of such shares.

(4) As of most recent information provided by William Blair & Company, L.L.C. (March 31, 1998). Includes 495,720 shares with respect to which William Blair & Company, L.L.C. has sole investment power in its capacity as an investment adviser and an aggregate of 119,234 shares that are owned directly by William Blair & Company, L.L.C. and certain of its members.

                              CERTAIN TRANSACTIONS

     During the fiscal year ended July 31, 1998, the Company paid $147,000 to James C. Isaacson, a Vice President of the Company, for rent on certain properties owned by Mr. Isaacson. Rent payments for these properties are $11,300 per month.

     During the fiscal year ended July 31, 1998, the Company paid Hoak Breedlove Wesneski & Co. usual and customary fees related to investment banking services rendered in such firm's capacity as a co-manager of the follow-on public offering of the Company's common stock in the aggregate of $458,000. Mr. Hoak is the Chairman and a director of Hoak Breedlove Wesneski & Co. In addition, Mr. Hoak is Chairman and a principal stockholder of Hoak Breedlove Wesneski & Co.'s parent corporation and Wayne Kern, a director of the Company, is the Secretary of such parent corporation.

     During the fiscal year ended July 31, 1998, the Company paid $109,000 to a company affiliated with Kenneth Bishop, a director of the Company, for rent on certain properties owned by such company. Rent payments for these properties are $9,000 per month.

     The Company has loaned its Chief Executive Officer, Richard K. McClelland, $204,000 in connection with the exercise of certain stock options at the time of the follow-on public offering in May 1998. The principal amount of this loan is due in eight quarterly installments of $25,500 plus accrued interest which accrues on the aggregate unpaid amount at the prime rate published by the Company's primary lenders. At November 20, 1998, the principal balance outstanding was $178,500.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Representatives of Deloitte & Touche, the independent accounting firm that audited the consolidated financial statements of the Company for the fiscal year ended July 31, 1998, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented for action at the 1999 annual meeting of stockholders must be received at the Company's principal executive offices no later than July 5, 1999, for inclusion in the proxy statement and form of proxy relating to the 1999 Annual Meeting.

                                 MISCELLANEOUS

     The Board of Directors knows of no other matters, which are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote on such matters in accordance with their best judgment.

     The solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost thereof will be borne by the Company. The Company will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Company. In addition, officers and employees of the Company (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews, or telephone.

                                            By Order of the Board of Directors

                                                   /s/ ROBERT P. CAPPS
                                            ------------------------------------
                                                 Robert P. Capps, Secretary

DATED: January 15, 1999

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's Compensation Committee (the "Committee") is empowered to review and recommend to the full Board of Directors the annual compensation and compensation procedures for all executive officers of the Company. The Committee (comprised solely of non-employee directors) also administers the Option Plan.

     As a matter of policy, the Compensation Committee believes that the annual compensation of the executive officers should consist of both a base salary component and bonus component. The base salary component should be based on generally subjective factors and include the contribution the executive officer made and is anticipated to make to the success of the Company, the level of experience and responsibility of the executive officer, the competitive position of the Company's executive compensation and the Company's historical levels of compensation for executive officers. The Compensation Committee does not expect to assign quantitative relative weights, however, to any of these factors. The bonus component of the annual compensation of the executive officers should provide executive officers with the opportunity to earn a significant portion of their base salary in the form of incentive compensation, which therefore puts a significant portion of their total compensation "at risk." This incentive compensation is contingent upon the achievement of certain agreed upon individual goals for each executive officer and the achievement of certain corporate objectives such as continued growth in the Company's earnings and revenues.

     Effective as of January 1, 1997, the Company implemented a qualified 401(k) plan for its U.S. employees. This plan is designed to provide the Company's employees with a tax-deferred long-term savings vehicle. The Company does not provide matching contributions to such Plan.

     The Company does not provide for any long-term compensation for executive officers other than through the granting of stock options. The Committee believes that the grant of stock options enables the Company to more closely align the economic interest of the executive officers to those of the stockholders. Option grants are made in the discretion of the Compensation Committee. The number of stock options granted to each executive employee is based primarily on their relative positions and responsibilities within the Company.

     Pursuant to his employment contract with the Company, Richard K. McClelland, the Company's chief executive officer, is entitled to a base salary of $220,000 for fiscal year 1998 and an annual bonus not to exceed 60% of his base salary for such fiscal year. For fiscal year 1998, Mr. McClelland was awarded a bonus of $19,890, which amount represented 9.0% of his base compensation and, when aggregated with his salary, represented a 25.0% decrease over his aggregate fiscal 1997 salary and bonus. The decrease in bonus was based primarily on the Company's failure to meet its earnings goals for fiscal 1998. During fiscal 1998, Mr. McClelland was awarded options under the Company's Stock Option Plan in October 1997 to purchase 15,000 shares of the Company's Common Stock and in June 1998 was awarded options to purchase 50,000 shares of the Company's Common Stock.

                                            Compensation Committee

                                            Stephen P. Smiley (chairman)
                                            Brian J. Hughes
                                            Kenneth H. Bishop

                                      PROXY

                                  DYNAMEX INC.


         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Dynamex Inc. (the "Company") to be held on February 17, 1999, at 9:00 a.m., Dallas, Texas time, and the Proxy Statement in connection therewith, and (b) appoints Richard K. McClelland his proxy, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

ELECTION OF DIRECTORS
                                       FOR nominees listed below except as
                                       marked to the contrary below


                                       WITHHOLD AUTHORITY to vote for all
                                       nominees listed below

Richard K. McClelland, James M. Hoak, Jr., Stephen P. Smiley, Wayne Kern, Brian J. Hughes and Kenneth H. Bishop

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

      ---------------------------------------------------------------------


IN THE DISCRETION OF THE PROXY, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            [ ] FOR              [ ] AGAINST           [ ] ABSTAIN


                          IMPORTANT: SIGN ON OTHER SIDE

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                       Dated:
                                             -----------------------------------

                                       -----------------------------------------
                                                       Signature

                                       -----------------------------------------
                                              (Signature if held jointly)

                                       Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.